Exhibit 99.1

OMNIQ Corp. Announces Deployment of AI-based SeeDOT™ Systems for Southern U.S. State

●	State benefits from accurate and efficient monitoring of commercial vehicles at weigh stations using OMNIQ’s Neural Network-based algorithm

●	Three of 14 SeeDOT™ systems ordered have now been installed

SALT LAKE CITY, Sept. 4, 2020 – OMNIQ Corp. (OTCQB: OMQS) (“OMNIQ” or “the Company”), a provider of Supply Chain and Artificial Intelligence (AI)-based solutions, today announced that its image-processing division HTS has begun deploying SeeDOT™ systems, OMNIQ’s solution for automating vehicle monitoring at weigh and safety stations, for an order received from a Southern U.S. state. The SeeDOT™ systems, which will replace old equipment, are powered by OMNIQ’s proprietary AI-based, deep-learning neural network algorithm (“SeeNN™”). Three of 14 SeeDOT™ systems comprising the order have now been successfully completed, with the installation of new sensors, illumination units, and AI-based algorithm software.

OMNIQ’s SeeDOT™ systems automatically monitor commercial motor vehicles (CMV) entering and exiting controlled areas, such as weigh-in-motion stations along highways, ports of entry and border crossings, secure parking facilities for trucking, and other sensitive installations. This cutting-edge solution provides an automated and accurate means to capture, collect, and read Department of Transportation (DOT) numbers on the cabs of CMVs for vehicle and owner identification, pre-screening, inspection, and enforcement/compliance monitoring. In addition to DOT numbers and images, SeeDOT™ systems also capture license plate numbers and images, as well as overview images of the vehicles.

“As the need for accuracy and automation is growing, the installation of SeeDOT™ systems at three weigh stations in the state has resulted in dramatically improved performance,” said Shai Lustgarten, President and CEO of OMNIQ. “Our SeeNN™ neural network engine drives the efficient and accurate retrieval of relevant information from state and federal vehicle databases, allowing state agencies and enforcement officers to quickly access inspection and safety records, license compliance, HazMat registration, freight paperwork and overweight permits, among others. Importantly, the real-time identification of commercial vehicles allows state officers to focus their attention on high-risk vehicles, while allowing others to cross the station without the need to stop, enabling faster flow of traffic, reducing wait times, and improving productivity and safety.”

Using sensors, advanced video analytics, and OMNIQ’s SeeNN™ neural network engine, SeeDOT™ systems extract relevant data, which are then used to determine, based on a vehicle’s records and weight, if a vehicle is flagged for inspection by state highway officers or signaled to return to the highway after passing registration, inspection records, and compliance tests. This method replaces random checks by dispatching only high-risk vehicles to the checkpoint.

DOT numbers are printed in various sizes and qualities, creating major challenges to read the information under varying conditions during day and night. To overcome these challenges, advanced image processing techniques and specialized hardware are needed to provide high-quality readings in a great variety of formats and colors. OMNIQ’s SeeNN™ engine has been tested on tens of thousands of truck images, validating their accuracy in reading license plate and DOT numbers. Sensors used in these systems are capable of handling CMVs traveling at up to 50 miles per hour without degradation in performance.

Photo Title: OMNIQ’s SeeDot™ System

Photo Caption: An installation of OMNIQ’s SeeDot™ System with advanced sensors and illumination units that operate with AI-based neural network algorithm software.

About SeeDOT™

SeeDOT™ enables users to automatically capture, collect and read the DOT (Department of Transportation) number listed on the cab of every Commercial Motor Vehicle (CMV) that transports interstate cargo and link the information to the vehicle records. This automated reading capability allows for speedy retrieval of useful data from State and Federal Department of Transportation databases related to the commercial vehicles’ inspection records and license compliance. This provides benefits to the commercial vehicle operators, agencies and enforcement officers by allowing real-time identification of the commercial motor vehicles along with quick retrieval of relevant information related to size, safety records, and HazMat registration. High-risk vehicles can be identified and focused upon.

About OMNIQ Corp.

OMNIQ Corp. (OTCQB: OMQS) provides computerized and machine vision image processing solutions that use patented and proprietary AI technology to deliver data collection, real-time surveillance and monitoring for supply chain management, homeland security, public safety, traffic & parking management and access control applications. The technology and services provided by the Company help clients move people, assets and data safely and securely through airports, warehouses, schools, national borders, and many other applications and environments.

OMNIQ’s customers include government agencies and leading Fortune 500 companies from several sectors, including manufacturing, retail, distribution, food and beverage, transportation and logistics, healthcare, and oil, gas, and chemicals. Since 2014, annual revenues have grown to more than $50 million from clients in the USA and abroad.

The Company currently addresses several billion-dollar markets, including the Global Safe City market, forecast to grow to $29 billion by 2022, and the Ticketless Safe Parking market, forecast to grow to $5.2 billion by 2023.

Information about Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Statements in this press release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

This release contains “forward-looking statements” that include information relating to future events and future financial and operating performance. The words “anticipate”, “may,” “would,” “will,” “expect,” “estimate,” “can,” “believe,” “potential” and similar expressions and variations thereof are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause these differences include, but are not limited to: fluctuations in demand for the Company’s products particularly during the current health crisis , the introduction of new products, the Company’s ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of the Company’s liquidity and financial strength to support its growth, the Company’s ability to manage credit and debt structures from vendors, debt holders and secured lenders, the Company’s ability to successfully integrate its acquisitions, and other information that may be detailed from time-to-time in OMNIQ Corp.’s filings with the United States Securities and Exchange Commission. Examples of such forward looking statements in this release include, among others, statements regarding revenue growth, driving sales, operational and financial initiatives, cost reduction and profitability, and simplification of operations. For a more detailed description of the risk factors and uncertainties affecting OMNIQ Corp., please refer to the Company’s recent Securities and Exchange Commission filings, which are available at http://www.sec.gov. OMNIQ Corp. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless otherwise required by law.

Investor Contact:

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